UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported:  September 6, 2011

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)                           (Zip Code)

                     (817) 963-1234                 _
          (Registrant's telephone number)

            (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

American Airlines, Inc. is filing herewith a press release issued on September 6, 2011 as Exhibit 99.1, which is included herein.  This press release was issued to report August traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  September 6, 2011

EXHIBIT INDEX

Exhibit 99.1	Description Press Release

    CONTACT:                                                                                   Sean Collins
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Tuesday, Sept. 6, 2011

AMERICAN AIRLINES REPORTS AUGUST TRAFFIC

FORT WORTH, Texas – American Airlines reported an August load factor of 85.3 percent, an increase of 0.7 points versus the same period last year. Capacity decreased 1.2 percent, while traffic was 0.4 percent lower year-over-year.
International traffic increased by 3.0 percent on a capacity increase of 1.1 percent, resulting in an increase in international load factor of 1.5 points versus August of last year. Domestic load factor increased 0.2 points year-over-year, as capacity and traffic decreased by 2.8 and 2.6 percent year-over-year respectively. American boarded 7.6 million passengers in August.

Detailed traffic and capacity are attached.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	August
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	11,464,063	11,507,879	(0.4)%
D.O.T. DOMESTIC	6,789,667	6,967,569	(2.6)
INTERNATIONAL	4,674,396	4,540,310	3.0
ATLANTIC	1,943,662	1,895,834	2.5
LATIN AMERICA	2,031,057	2,078,050	(2.3)
PACIFIC	699,677	566,426	23.5
AVAILABLE SEAT MILES (000)
SYSTEM	13,445,622	13,607,271	(1.2)%
D.O.T. DOMESTIC	7,883,235	8,106,382	(2.8)
INTERNATIONAL	5,562,387	5,500,889	1.1
ATLANTIC	2,233,527	2,256,780	(1.0)
LATIN AMERICA	2,481,823	2,560,923	(3.1)
PACIFIC	847,037	683,187	24.0
LOAD FACTOR
SYSTEM	85.3%	84.6%	0.7	Pts
D.O.T. DOMESTIC	86.1	86.0	0.2
INTERNATIONAL	84.0	82.5	1.5
ATLANTIC	87.0	84.0	3.0
LATIN AMERICA	81.8	81.1	0.7
PACIFIC	82.6	82.9	(0.3)
PASSENGERS BOARDED	7,645,257	7,714,143	(0.9)%

SYSTEM CARGO TON MILES (000)	142,151	156,615	(9.2)%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	YEAR-TO-DATE August
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	85,573,990	84,386,909	1.4%
D.O.T. DOMESTIC	51,609,901	52,231,072	(1.2)
INTERNATIONAL	33,964,089	32,155,836	5.6
ATLANTIC	12,774,609	12,578,179	1.6
LATIN AMERICA	16,517,821	15,559,039	6.2
PACIFIC	4,671,659	4,018,618	16.3
AVAILABLE SEAT MILES (000)
SYSTEM	104,379,041	102,609,911	1.7%
D.O.T. DOMESTIC	61,917,519	62,495,552	(0.9)
INTERNATIONAL	42,461,522	40,114,359	5.9
ATLANTIC	16,085,437	15,574,307	3.3
LATIN AMERICA	20,378,307	19,764,767	3.1
PACIFIC	5,997,778	4,775,285	25.6
LOAD FACTOR
SYSTEM	82.0%	82.2%	(0.3)	Pts
D.O.T. DOMESTIC	83.4	83.6	(0.2)
INTERNATIONAL	80.0	80.2	(0.2)
ATLANTIC	79.4	80.8	(1.3)
LATIN AMERICA	81.1	78.7	2.3
PACIFIC	77.9	84.2	(6.3)
PASSENGERS BOARDED	58,137,372	58,127,469	0.0%

SYSTEM CARGO TON MILES (000)	1,193,421	1,244,543	(4.1)%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/